Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of July 14, 2008, but effective as of June 30, 2008, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 2, 2007, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 20, 2008 (as the same may further be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to modify certain financial covenants and for certain other purposes as provided herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1          Restricted Payments.  Section 7.06 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

Section 7.06         Restricted Payments.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and make Restricted Payments with respect to its Equity Interests payable solely in its Equity Interests (other than Disqualified Stock), (b) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed

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$2,000,000 in any fiscal year, (c) so long as no Default has occurred and is continuing, the Borrower may declare and make distributions of the MLP Rights, (d) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor; provided that no Default has occurred and is continuing or would result from the making of such Restricted Payment, (e) the Borrower may declare and pay dividends with respect to its Preferred Stock in additional shares of Preferred Stock, and (f) the Borrower may pay cash dividends on the Preferred Stock; provided that on the date of any such payment, (i) no Default has occurred and is continuing or would result from such payment, (ii) the amount of such cash dividends in any fiscal year shall not exceed the lesser of (x) $200,000,000 and (y) the amount of cash dividends accrued on the Preferred Stock in such fiscal year, and (iii) after giving effect to such Restricted Payment, the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Borrowing Base; provided that if such cash dividends are being paid by the Borrower in connection with the exercise of any right to convert Preferred Stock into common stock of the Borrower, the failure to comply with this clause (iii) shall not restrict the Borrower from making such cash dividend.

1.2          Financial Covenants; Leverage Ratio.  Clause (b) of Section 7.11 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(b)          Leverage Ratio.

(i)            The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending September 30, 2007, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter, to (B) Consolidated EBITDAX for such fiscal quarter multiplied by four (4) to be greater than 3.50 to 1.00.

(ii)           The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending after September 30, 2007 and on or before March 31, 2008, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter, to (B) Consolidated EBITDAX for the period from July 1, 2007 to the end of such fiscal quarter multiplied by a fraction, the numerator of which is four (4) and the denominator of which is the number of fiscal quarters ended since July 1, 2007, including the then ending fiscal quarter, to be greater than 3.50 to 1.00.

(iii)          The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending on or after June 30, 2008 and on or before December 31, 2008, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 4.00 to 1.00.

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(iv)          The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending on March 31, 2009, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 3.75 to 1.00.

(v)           The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending on or after June 30, 2009, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 3.50 to 1.00.

SECTION 2.  Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1          Execution and Delivery.  Each Credit Party, the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2          No Default.  No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3          Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.  Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1          Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

3.2          Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

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3.3          Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.  Miscellaneous.

4.1          Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2          Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3          Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4          Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Majority Lenders, and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7          Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

Address for Notices:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

EXCO – NORTH COAST ENERGY, INC.
(formerly known as North Coast Energy, Inc.
and successor by merger to Power Gas
Marketing & Transmission, Inc.)
EXCO – NORTH COAST ENERGY EASTERN, INC. (formerly known as North Coast Energy Eastern, Inc.)
EXCO SERVICES, INC.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
for each of the Credit Parties listed above

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent,

By:	/s/ William Mark Cranmer
Name:	Wm. Mark Cranmer
Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

UBS LOAN FINANCE LLC
as a Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director Banking Products Services, US

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	Nupur Kumar
Name:	Nupur Kumar
Title:	Associate

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

LEHMAN BROTHERS COMMERCIAL BANK
as a Lender

By:	/s/ Darren S. Lane
Name:	Darren S. Lane
Title:	Operations Officer

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

BNP PARIBAS
as a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

KEYBANK N.A.
as a Lender

By:	/s/ Kevin Hays
Name:	Kevin Hays
Title:	Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

NATIXIS
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Direcor

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

ROYAL BANK OF CANADA
as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

STERLING BANK
as a Lender

By:	/s/ Jeff A. Forbis
Name:	Jeff A. Forbis
Title:	Senior Vice President Sterling Bank

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

UNION BANK OF CALIFORNIA, N.A.
as a Lender

By:	/s/ Doug Gale
Name:	Doug Gale
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

SCOTIABANC, INC.
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

WACHOVIA BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

BMO CAPITAL MARKETS FINANCING, INC.
as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

CITIBANK, N.A.
as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	V. P.

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

ALLIED IRISH BANKS, P.L.C.
as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ James Giordano
Name:	James Giordano
Title:	Assistant Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS
as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Daria M. Mahoney
Name:	Daria M. Mahoney
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

COMERICA BANK
as a Lender

By:	/s/ Rebecca L. Wilson
Name:	Rebecca L. Wilson
Title:	Assistant Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

FORTIS CAPITAL CORP.
as a Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

BANK OF AMERICA
as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/s/ William Ginn
Name:	William Ginn
Title:	General Manager

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

GOLDMAN SACHS CREDIT PARTNERS L.P.
as a Lender

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

BARCLAYS BANK PLC
as a Lender

By:	/s/ Irene Guput
Name:
Title:

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Director

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page

COMPASS BANK
as a Lender

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement – Signature Page